Lord Abbett
Quarterly Portfolio Holdings Report

Lord Abbett
Flexible Income Fund

For the period ended March 31, 2025

Schedule of Investments (unaudited)

March 31, 2025

Investments	Interest Rate		Maturity Date	Principal Amount‡	Fair Value(a)
LONG-TERM INVESTMENTS 44.95%

ASSET-BACKED SECURITIES 18.98%

Collateralized Loan Obligation-Debt 6.00%
Antares CLO Ltd. Series 2017-2A Class CRR (Cayman Islands)+(e)	6.67%	#	4/20/2037	$1,500,000	$1,500,000
Antares CLO Ltd. Series 2017-2A Class DRR (Cayman Islands)+(e)	8.17%	#	4/20/2037	1,500,000	1,500,000
Golub Capital Partners CLO Ltd. Series 2023-65A Class CR+	9.67%	#	4/20/2037	1,500,000	1,500,000
Golub Capital Partners CLO Ltd. Series 2023-65A Class DR+	12.17%	#	4/20/2037	1,500,000	1,500,000
Total					6,000,000

Collateralized Loan Obligation-Warehouse 5.00%
Fortress Credit Opportunities XXVII CLO B LLC Delayed Draw(f)	–	(b)	12/31/2033	3,679,687	3,679,687	(c)
Fortress Credit Opportunities XXVII CLO B LLC	8.27% (3 mo. SOFR + 4.00%)		12/31/2033	1,320,313	1,320,313	(c)
					5,000,000

Other 7.98%
Concord Music Royalties LLC Series 2024-1A Class A+	5.64%		10/20/2074	3,000,000	2,988,947
Project Panama SPV LLC Series 2024-1+	7.48%	#	12/23/2027	5,000,000	5,000,000	(c)
Total					7,988,947
Toal Asset-Backed Securities (cost $18,994,729)					18,988,947

CORPORATE NOTES 4.95%

Financial Services 4.95%
QTS Realty Trust LLC Term Promissory Note	7.06% (1 mo. SOFR + 2.75%)		10/31/2028	3,800,000	3,765,800	(c)
QTS Realty Trust LLC Revolving Promissory Note(f)	7.31% (1 mo. SOFR + 3.00%)		10/31/2028	1,200,000	1,189,200	(c)
Total Corporate Notes (cost $4,955,392)					4,955,000

FLOATING RATE LOANS(d) 21.02%

Commercial Services & Supplies 0.49%
RR Donnelley & Sons Co. First Lien Term Loan	9.07% (1 mo. SOFR + 4.75%)		8/8/2029	497,500	487,550	(c)

See Notes to Schedule of Investments.	1

Schedule of Investments (unaudited)(continued)

March 31, 2025

Investments	Interest Rate		Maturity Date	Principal Amount‡		Fair Value(a)
Consumer Staples Distribution & Retail 3.20%
Bellis Acquisition Co. PLC First Lien Incremental Term Loan (United Kingdom)	10.98% (6 mo. SONIA + 5.75%)		10/22/2029	GBP	2,500,000	$3,197,080	(c)

Diversified Consumer Services 2.47%
CI(MG) Group LLC First Lien Delayed Draw Term Loan(f)	–	(b)	3/27/2030		$750,000	744,390	(c)
CI(MG) Group LLC First Lien Revolving Term Loan(f)	–	(b)	3/27/2030		168,919	166,392	(c)
CI(MG) Group LLC First Lien Term Loan	9.72% (6 mo. SOFR + 5.50%)		3/27/2030		1,581,081	1,557,430	(c)
Total						2,468,212

Financial Services 1.90%
Harp Finco Ltd. First Lien Term Loan (Jersey)	9.96% (3 mo. SONIA + 5.50%)		3/27/2032	GBP	1,500,000	1,898,871	(c)

Health Care Technology 2.49%
Goldeneye Parent, LLC First Lien Term Loan	9.30% (3 mo. SOFR + 5.00%)		3/31/2032		$2,183,811	2,172,892	(c)
Goldeneye Parent, LLC First Lien Revolving Term Loan(f)	–	(b)	3/31/2032		316,189	314,608	(c)
Total						2,487,500

Healthcare Equipment & Supplies 2.49%
DRS Holdings III, Inc. First Lien Revolving Term Loan(f)	–	(b)	11/1/2028		142,624	141,913	(c)
DRS Holdings III, Inc. First Lien Term Loan	9.55% (3 mo. SOFR + 5.25%)		11/1/2028		2,357,376	2,345,607	(c)
Total						2,487,520

Hotels, Restaurants & Leisure 2.47%
OB Global Openbet Holdings 2 LLC First Lien Term Loan	10.30% (3 mo. SOFR + 6.00%)		9/24/2029		2,500,000	2,475,000	(c)

Life Sciences Tools & Services 2.47%
Cambrex Corp. First Lien Delayed Draw Term Loan(f)	–	(b)	3/6/2032		291,545	288,630	(c)
Cambrex Corp. First Lien Revolving Term Loan(f)	–	(b)	3/6/2032		255,102	252,551	(c)
Cambrex Corp. First Lien Term Loan	9.07% (1 mo. SOFR + 4.75%)		3/5/2032		1,953,353	1,933,819	(c)
Total						2,475,000

2	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

March 31, 2025

Investments	Interest Rate		Maturity Date	Principal Amount‡		Fair Value(a)
Professional Services 3.04%
Sigma Irish Acquico Limited First Lien Delayed Draw Term Loan (Ireland)(e)(f)	–	(b)	3/19/2032		$453,613	$444,541	(c)
Sigma Irish Acquico Limited First Lien Term Loan B (Ireland)	7.70% (3 mo. EURIBOR + 5.25%)		3/19/2032	EUR	1,242,249	1,316,379	(c)
Sigma Irish Acquico Limited First Lien Term Loan B (Ireland)(e)	9.56% (3 mo. SOFR + 5.25%)		3/19/2032		$1,304,138	1,278,055	(c)
Total						3,038,975
Total Floating Rate Loans (cost $21,062,941)						21,015,708
Total Long-Term Investments (cost $45,013,062)						44,959,655

SHORT-TERM INVESTMENTS 80.70%

COMMERCIAL PAPER 28.76%

Chemicals 1.50%
FMC Corp.†	5.194%		4/10/2025		1,500,000	1,498,088

Commercial Services 1.20%
Global Payments, Inc.	4.928%		4/1/2025		1,200,000	1,200,000

Diversified Financial Services 4.15%
Air Lease Corp.†	4.845%		4/3/2025		1,500,000	1,499,603
Brookfield Corporate Treasury Ltd.†	4.906%		4/8/2025		1,200,000	1,198,873
Brookfield Infrastructure Holdings Canada, Inc.	4.995%		11/17/2025		1,500,000	1,457,256
Total						4,155,732

Electric 2.99%
Dominion Energy, Inc.†	4.608%		4/4/2025		1,500,000	1,499,435
Entergy Corp.†	4.696%		5/19/2025		1,500,000	1,490,840
Total						2,990,275

Electronics 2.45%
Arrow Electronics, Inc.†	4.818%		4/1/2025		1,250,000	1,250,000
Jabil, Inc.†	4.867%		4/1/2025		1,200,000	1,200,000
Total						2,450,000

Food 1.50%
Conagra Brands, Inc.†	4.829%		4/2/2025		1,500,000	1,499,802

Health Care-Services 1.49%
CommonSpirit Health	4.865%		5/8/2025		1,500,000	1,492,677

See Notes to Schedule of Investments.	3

Schedule of Investments (unaudited)(continued)

March 31, 2025

Investments	Interest Rate	Maturity Date	Principal Amount‡	Fair Value(a)
Home Furnishings 1.20%
Whirlpool Corp.†	5.044%	4/7/2025	$1,200,000	$1,199,006

Investment Companies 1.50%
HA Sustainable Infrastructure Capital, Inc.†	5.269%	4/15/2025	1,500,000	1,496,996

Leisure Time 1.49%
Harley-Davidson Financial Services, Inc.†	4.976%	4/25/2025	1,500,000	1,495,130

Mining 1.50%
Glencore Funding LLC†	4.637%	4/2/2025	1,500,000	1,499,810

Oil & Gas 2.69%
APA Corp.†	5.194%	4/10/2025	1,500,000	1,498,087
Ovintiv, Inc.	5.002%	4/21/2025	1,200,000	1,196,720
Total				2,694,807

Packaging & Containers 1.50%
Sonoco Products Co.	5.194%	4/21/2025	1,500,000	1,495,750

Pharmaceuticals 1.50%
CVS Health Corp.†	4.774%	4/7/2025	1,500,000	1,498,830

Pipelines 0.91%
Targa Resources Corp.†	4.664%	4/1/2025	910,000	910,000

REITS 1.19%
Crown Castle, Inc.†	5.002%	5/1/2025	1,200,000	1,195,090
Total Commercial Paper (cost $28,769,217)				28,771,993

U.S. TREASURY OBLIGATIONS 50.81%
U.S. Treasury Bills	Zero Coupon	4/1/2025	8,500,000	8,500,000
U.S. Treasury Bills	Zero Coupon	4/15/2025	14,000,000	13,976,928
U.S. Treasury Bills	Zero Coupon	5/1/2025	10,000,000	9,964,772
U.S. Treasury Bills	Zero Coupon	5/15/2025	8,500,000	8,455,998
U.S. Treasury Bills	Zero Coupon	6/3/2025	10,000,000	9,926,598
Total U.S. Treasury Obligations (cost $50,824,227)				50,824,296

REPURCHASE AGREEMENTS 1.00%
Repurchase Agreement dated 3/31/2025, 2.050% due 4/1/2025 with Fixed Income Clearing Corp. collateralized by $776,100 of U.S. Treasury Inflation Indexed Note at 0.125% due 7/15/2026; value: $1,021,927; proceeds: $1,001,730 (cost $1,001,673)			1,001,673	1,001,673

4	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

March 31, 2025

Investments	Shares	Fair Value(a)
MONEY MARKET FUNDS 0.13%
State Street Institutional U.S. Government Money Market Fund Opportunity Class, 4.27%(g) (cost $126,819)	126,819	$126,819
Total Short-Term Investments (cost $80,721,936)		80,724,781
Total Investments in Securities 125.65% (cost $125,734,998)		125,684,436
Less Unfunded Loan Commitments (6.66%) (cost $6,668,419)		(6,662,346)
Net Investments in Securities 118.99% (cost $119,066,579)		119,022,090
Other Assets and Liabilities – Net(h) (18.99)%		(18,993,317)
Net Assets 100.00%		$100,028,773

EUR	Euro.
GBP	British Pound.
EURIBOR	Euro Interbank Offered Rate.
REITS	Real Estate Investment Trusts.
SOFR	Secured Overnight Financing Rate.
SONIA	Sterling Overnight Index Average.
‡	Principal Amount is denominated in U.S. dollars unless otherwise noted.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At March 31, 2025, the total value of Rule 144A securities was $35,918,537, which represents 35.91% of net assets.
#	Variable/floating rate security. The interest rate represents the rate in effect at March 31, 2025.
(a)	Investment holdings denominated in foreign currencies are converted to U.S. Dollars using period end spot rates.
(b)	Interest Rate to be determined.
(c)	Level 3 Investment as described in Note 2(a) in the Notes to Schedule of Investments. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Fund’s Adviser as “valuation designee.”
(d)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the SOFR or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at March 31, 2025.
(e)	Foreign security traded in U.S. dollars.
(f)	Security partially/fully unfunded.
(g)	The rate shown is the current yield as of March 31, 2025.
(h)	Other Assets and Liabilities – Net include net unrealized appreciation/(depreciation) on forward foreign currency exchange contracts as follows:

Forward Foreign Currency Exchange Contracts at March 31, 2025:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Euro	Sell	Goldman Sachs	5/23/2025	1,230,000	$1,342,803	$1,333,740	$9,063
GBP	Sell	Goldman Sachs	6/27/2025	1,470,000	1,904,896	1,898,728	6,168
Total Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$15,231

See Notes to Schedule of Investments.	5

Schedule of Investments (unaudited)(continued)

March 31, 2025

The following is a summary of the inputs used as of March 31, 2025 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3(3)	Total
Long-Term Investments
Asset-Backed Securities	$–	$8,988,947	$10,000,000	$18,988,947
Corporate Notes	–	–	4,955,000	4,955,000
Floating Rate Loans	–	–	21,015,708	21,015,708
Short-Term Investments
Commercial Paper	–	28,771,993	–	28,771,993
U.S. Treasury Obligations	–	50,824,296	–	50,824,296
Repurchase Agreements	–	1,001,673	–	1,001,673
Money Market Funds	126,819	–	–	126,819
Total	$126,819	$89,586,909	$35,970,708	$125,684,436
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$15,231	$–	$15,231
Liabilities	–	–	–	–
Total	$–	$15,231	$–	$15,231

(1)	Refer to Note 2(a) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.
(3)	Level 3 includes Unfunded Commitments of $6,662,346.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type(b)	Asset-Backed Securities	Corporate Notes	Floating Rate Loans
Balance as of February 19, 2025	$–	$–	$–
Accrued Discounts/(Premiums)	–	–	–
Realized Gain/(Loss)	–	–	–
Change in Unrealized Appreciation/(Depreciation)	–	(392)	(47,233)
Purchases	10,000,000	4,955,392	21,062,941
Sales	–	–	–
Transfers into Level 3(a)	–	–	–
Transfers out of Level 3(a)	–	–	–
Balance as of March 31, 2025	$10,000,000	$4,955,000	$21,015,708
Change in unrealized appreciation/(depreciation) for the period ended March 31, 2025, related to Level 3 investments held at March 31, 2025	$–	$(392)	$(47,233)

(a)	The Fund recognizes transfers within the fair value hierarchy as of the beginning of the period. Transfers into and out of Level 3 were primarily related to the availability of market quotations in accordance with valuation methodology.
(b)	Includes Unfunded Loan Commitments of $(6,662,346).

6	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(concluded)

March 31, 2025

Quantitative Information about Level 3 Fair Value Measurements

Assets(c)	March 31, 2025 Fair Value ($)	Valuation Technique(s)		Unobservable Input(s)		Range of Unobservable Input(s) Utilized	Weighted Average Unobservable Input(s)
Asset-Backed Securities	10,000,000	Transaction Approach	(a)	Cost	(a)	N/A	N/A
Corporate Note	4,955,000	Transaction Approach	(a)	Cost	(a)	N/A	N/A
Floating Rate Loans	20,528,158	Transaction Approach	(a)	Cost	(a)	N/A	N/A
Floating Rate Loans	487,550	Discounted Cash Flow	(b)	Discount Rate	(b)	9.44% – 9.94%	9.69%
Total Level 3	35,970,708

(a)	The Fund utilized a recent transaction, specifically purchase price, to fair value this security.
(b)	The Fund utilized a discounted cash flow model to fair value this security. The significant unobservable input used in the valuation model was the discount rate, which was determined based on the market rates an investor would expect for a similar investment with similar risks. The discount rate was applied to present value the projected cash flows in the valuation model. Significant increases in the discount rate may significantly lower the fair value of an investment; conversely, significant decreases in the discount rate may significantly increase the fair value of an investment.
(c)	Includes Unfunded Loan Commitments of $(6,662,246).

See Notes to Schedule of Investments.	7

Notes to Schedule of Investments (unaudited)

1.	ORGANIZATION

Lord Abbett Flexible Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company that continuously offers its common shares (the “Shares”) and is operated as an interval fund. The Fund was organized as a Delaware statutory trust on December 15, 2023. The Fund had a sale to Lord, Abbett & Co. LLC (“Lord Abbett”) of 10,000 shares of common stock for $100,000 ($10.00 per share). The Fund commenced operations on February 19, 2025.

The Fund’s investment objective is to provide total return. The Fund currently offers three classes of Shares: Institutional Class, Class A and Class U. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Institutional Class and Class U shares.

The Fund will not list its Shares for trading on any securities exchange. There is currently no secondary market for its Shares and the Fund does not expect any secondary market to develop for its Shares. Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an interval fund and conducts periodic repurchase offers for a portion of its outstanding Shares.

The Fund’s investment adviser is Lord Abbett FIF Advisor LLC (the “Adviser”) and the Fund’s sub-adviser is Apollo Credit Management, LLC (the “Sub-Adviser” and together with the Adviser, the “Advisers”). The Adviser is a wholly-owned subsidiary of Lord, Abbett & Co. LLC (together with the Adviser, “Lord Abbett”). The Sub-Adviser is an affiliate of Apollo Global Management, Inc. and its consolidated subsidiaries (“Apollo”).

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord Abbett as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on the NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’

Notes to Schedule of Investments (unaudited)(continued)

own electronic data processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps, options and options on swaps (“swaptions”) are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Senior Loans refers to floating rate loans and Assignments, Bank Loans, Direct Lending and Middle Market “Club” Loans. Senior Loans are valued at fair value determined in good faith using observable and unobservable inputs and generally represent an estimate of a transactable level or “exit price”. Newly purchased and newly originated investments may be valued at amortized cost for up to three months for private credit from the transaction settlement date subject to determination by the Valuation Designee that such valuations represent fair value.

Investments may be valued using a range of fair valuations from an independent pricing service, including an external fair value specialist (“EFVS”). If the range of fair valuations received from an EFVS are determined to be materially different from recent transaction prices, fair value may be determined using both the transaction prices and the EFVS prices as inputs to the fair value for a reasonable period of time subject to the determination of the Valuation Designee. Investments may be valued using internal models with such valuations deemed to be reasonable upon comparison to the range of determinable fair values as concluded periodically by the EFVS and/or recent transaction prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value. Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day.

(b)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the

Notes to Schedule of Investments (unaudited)(concluded)

asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of March 31, 2025 and, if applicable, Level 3 rollforwards for the period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	FEDERAL TAX INFORMATION

It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. The Fund will begin to file tax returns for the tax year ending June 30, 2025.

4.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Funds’ securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of March 31, 2025, the Fund did not have any securities on loan.

QPHR-LAFIF-3Q

(03/25)